UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 24, 2018

(Date of earliest event reported)

Woodward, Inc.

(Exact name of registrant as specified in its charter)

DE	000-8408	36-1984010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1081 Woodward Way, Fort Collins, Colorado	80524
(Address of principal executive offices)	(Zip Code)

970-482-5811

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 24, 2018, Woodward, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). The stockholders considered four proposals, each of which is described more fully in the Company’s proxy statement for the 2017 Annual Meeting. Set forth below are the final voting results on each matter submitted to a vote of the Company’s stockholders for the 2017 Annual Meeting.

Proposal 1. Election of three directors for a three-year term to hold office until the Company’s 2020 Annual Meeting to be held in or about January 2021:

	For	Against	Abstain	Broker Non-Votes
Thomas A. Gendron	48,206,602	1,730,556	57,816	6,856,764
Daniel G. Korte	49,380,324	517,180	97,470	6,856,764
Ronald M. Sega	49,281,815	629,532	83,626	6,856,765

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending September 30, 2018:

For	55,487,874
Against	1,268,609
Abstain	95,255

Proposal 3. Advisory resolution regarding the compensation of the Company’s named executive officers:

For	47,518,934
Against	2,040,776
Abstain	435,261
Broker Non-Votes	6,856,767

Proposal 4. Proposal for the approval of the Amended and Restated Woodward, Inc. 2017 Omnibus Incentive Plan:

For	45,836,378
Against	3,752,702
Abstain	405,891
Broker Non-Votes	6,856,767

Pursuant to the foregoing, the three nominees were each elected to serve on the Company’s Board of Directors and Proposals 2-4 were each approved. As previously reported, pursuant to an advisory resolution based on a vote held at the Company’s 2016 Annual Meeting of Stockholders, stockholders representing more than a majority of the votes cast recommended that the Company hold votes on future advisory resolutions on executive compensation on an annual basis. In light of these voting results and other factors, the Board of Directors of the Company has elected to include in the Company’s proxy materials a non-binding advisory resolution on executive compensation on an annual basis unless and until it determines otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2018	WOODWARD, INC.

	By:	/s/ A. Christopher Fawzy
A. Christopher Fawzy
Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer